UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

_____________________

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On May 6, 2021, the Board of Directors of Verso Corporation (“Verso”) revised the duties of Mr. Aaron D. Haas from Senior Vice President of Sales and Marketing to Senior Vice President of Marketing.

Item 5.07            Submission of Matters to a Vote of Security Holders.

Verso held its 2021 Annual Meeting of Stockholders (“Annual Meeting”) on May 6, 2021. At the Annual Meeting, Verso’s stockholders: (1) elected by a majority of votes cast at the Annual Meeting five persons – Dr. Robert K. Beckler, Marvin Cooper, Jeffrey E. Kirt, Randy J. Nebel, and Nancy M. Taylor – to serve as directors of Verso until its 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified; (2) approved, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Proxy Statement dated March 30, 2021 (“Proxy Statement”) pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and (3) ratified the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2021.  The proposals considered and acted upon by Verso’s stockholders at the Annual Meeting are described in detail in the Proxy Statement.  The total number of shares present in person or by proxy was equal to 88.44% of the voting power of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting, thereby constituting a quorum for the purpose of the Annual Meeting.  Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. The tabulations of the stockholders’ votes cast at the Annual Meeting with respect to the proposals are as follows:

Proposal 1: Election of five persons to serve as directors of Verso until its 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

Nominees	For	Against	Abstain	Broker Non-Votes
Dr. Robert K. Beckler	26,456,981	1,156,456	1,821	1,391,700
Marvin Cooper	26,030,491	1,583,243	1,524	1,391,700
Jeffrey E. Kirt	23,465,270	4,148,162	1,826	1,391,700
Randy J. Nebel	27,168,403	445,103	1,752	1,391,700
Nancy M. Taylor	26,601,458	1,012,152	1,648	1,391,700

Proposal 2: Approval, on an advisory basis, of the compensation of Verso’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
26,111,530	1,452,679	51,049	1,391,700

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2021.

For	Against	Abstain
28,388,003	617,548	1,407

Item 8.01        Other Events

The Board of Directors appointed Mr. John Schultz as Senior Vice President of Sales on May 6, 2021.  On the same date, the Board of Directors of Verso appointed Kevin Kuznicki as Senior Vice President, General Counsel and Secretary, and designated the following officers as executive officers as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended:  Mr. Randy Nebel, President and Chief Executive Officer; Mr. Allen J. Campbell, Senior Vice President and Chief Financial Officer; Mr. Kevin Kuznicki, Senior Vice President, General Counsel and Secretary; and Mr. Terrance M. Dyer, Senior Vice President of Human Resources, Communications and Environmental, Health and Safety.

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2021

VERSO CORPORATION

	By:	/s/ Kevin M. Kuznicki
Kevin M. Kuznicki
Senior Vice President, General Counsel and Secretary